                                                                   EXHIBIT 10.30


                               FOURTH AMENDMENT TO
                           REVOLVING CREDIT AGREEMENT


         This Fourth Amendment to Revolving Credit Agreement (the "FOURTH AMENDMENT") made as of December 31, 1998, by and among UNIMARK FOODS, INC., a Texas corporation which is the "BORROWER," and THE UNIMARK GROUP, INC., a Texas corporation ("GROUP") of which the Borrower is a wholly-owned subsidiary, and UNIMARK INTERNATIONAL, INC., a Texas corporation and a wholly-owned subsidiary of Group, and SIMPLY FRESH FRUIT, INC., a California corporation and a wholly-owned subsidiary of Borrower (each of which shall be a "GUARANTOR" hereunder and which collectively shall be "GUARANTORS") (Borrower, Group, and the Guarantors shall collectively be referred to herein as "UNIMARK"); and INDUSTRIAS CITRICOLAS DE MONTEMORELOS, S.A. DE C.V. ("ICMOSA"), a Mexican corporation and wholly-owned subsidiary of Group, GRUPO INDUSTRIAL SANTA ENGRACIA, S.A. DE C.V. ("GISE"), a Mexican corporation and wholly-owned subsidiary of Group, and AGROMARK, S.A. DE C.V. ("AGROMARK"), a Mexican corporation and wholly-owned subsidiary of Group, and COOPERATIEVE CENTRALE RAIFFEISEN-BOERENLEENBANK B.A., "RABOBANK NEDERLAND," NEW YORK BRANCH, a New York State licensed branch of a Netherlands Cooperative Banking Organization which is the "LENDER."

                                 R E C I T A L S


         A. The Borrower, the Guarantors and the Lender are parties to a Revolving Credit Agreement dated as of February 12, 1997, as amended by that First Amendment to Revolving Credit Agreement dated October 7, 1997 (the "FIRST AMENDMENT"), the Second Amendment to Credit Agreement dated November 14, 1997 (the "SECOND AMENDMENT"), the Extension Agreement and Waiver of Defaults dated as of April 30, 1998 (the "EXTENSION AGREEMENT"), and the Third Amendment to Revolving Credit Agreement made as of May 22, 1998 (the "THIRD AMENDMENT") (collectively, the "CREDIT AGREEMENT"), and such revolving loan in the original principal amount of $9,500,000 now outstanding to Borrower from Lender under such Credit Agreement matures on January 1, 1999, and is evidenced by the Renewal Revolving Note dated as of May 22, 1998 (the "NOTE").

         B. The obligations of the Borrower to the Lender under the Credit Agreement are secured by, among other things: (i) Security Agreements dated February 12, 1997 by and between Lender and each of Borrower, Group and the Guarantors (the "SECURITY AGREEMENTS"); (ii) Pledge Agreements dated February 12, 1997 by and between Lender and each of Borrower and Group (the "PLEDGE AGREEMENTS"); and (iii) Unconditional Guaranty Agreements dated as of February 12, 1997 by and between Lender and each of the Guarantors (collectively, the "U.S. GUARANTY").

         C. GISE, as borrower, and the Lender executed a Revolving Loan Agreement with Security Interest on April 10, 1997 (the "GISE LOAN AGREEMENT") by means of which the Lender, subject to the terms and conditions set forth therein, extended to GISE an uncommitted U.S. $8,500,000 (Eight Million Five Hundred Thousand Dollars, currency of the United States of America) revolving loan facility, which Loan Agreement was thereafter amended.


FOURTH AMENDMENT TO REVOLVING CREDIT AGREEMENT, PAGE 1

         D. ICMOSA, as borrower, and the Lender executed a Revolving Loan Agreement with Security Interest on April 10, 1997 (the "ICMOSA LOAN AGREEMENT") by means of which the Lender, subject to the terms and conditions set forth therein, extended to the ICMOSA an uncommitted U.S.$7,500,000 (Seven Million Five Hundred Thousand Dollars, currency of the United States of America) revolving loan facility, which Loan Agreement was thereafter amended.

         E. ICMOSA, GISE and Agromark, as borrowers, and the Lender executed a Loan Agreement on May 29, 1997 by means of which the Lender, subject to the terms and conditions set forth therein, made available a $10,000,000 bridge loan facility to ICMOSA, GISE and Agromark (the "BRIDGE LOAN AGREEMENT"), which loan was thereafter paid in full (with the ICMOSA Loan Agreement, as amended, and the GISE Loan Agreement, as amended, being collectively called herein the "MEXICAN LOAN AGREEMENTS").

         F. Group did execute a guaranty agreement dated April 10, 1997 by which Group did guarantee the obligations arising under the Mexican Loan Agreements ("MEXICAN GUARANTY").

         G. ICMOSA and Agromark executed the GISE Loan Agreement in order to guarantee the punctual payment of the GISE obligations under the GISE Loan Agreement by GISE (the "GISE GUARANTY").

         H. GISE and Agromark executed the ICMOSA Loan Agreement in order to guarantee the punctual payment of the ICMOSA Obligations under the ICMOSA Loan Agreement (the "ICMOSA GUARANTY") (with the Mexican Guaranty, the U.S. Guaranty, ICMOSA Guaranty and the GISE Guaranty being collectively known herein as the "GUARANTY AGREEMENTS") (with Borrower, Group, the Guarantors, ICMOSA, GISE and Agromark being known individually herein as a "LOAN PARTY" and collectively herein as the "LOAN PARTIES").

         I. Group and its Subsidiaries, including the Borrower, and the Lender did execute and deliver that Waiver of Defaults dated as of August 12, 1998 by the terms of which the Lender did waive certain defaults existing under the Credit Agreement and the Mexican Loan Agreements (with the Credit Agreement and the Mexican Loan Agreements being known herein collectively as the "LOAN AGREEMENTS").

         J. Group and its Subsidiaries, including the Borrower, taken as a whole, have now requested that the Lender renew and extend the revolving loan now extended to the Borrower under the Credit Agreement and evidenced by the Note dated as of May 22, 1998, which Note matures on January 1, 1999, and also make certain changes in the terms and conditions of the Credit Agreement.

         K. The Lender has agreed to renew and extend the revolving loan now outstanding under the Credit Agreement and evidenced by the Note and to make certain changes in the terms and conditions of the Credit Agreement, subject to the terms and conditions hereinafter provided.

         NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt, sufficiency and adequacy of which are hereby acknowledged, the parties hereto agree as follows:



FOURTH AMENDMENT TO REVOLVING CREDIT AGREEMENT, PAGE 2

         1. LOAN DOCUMENTS ARE IN FULL FORCE. Except as specifically provided herein, all the terms of the Credit Agreement, the Note and the security agreement, the pledge agreement and the other Loan Documents (as defined in the Credit Agreement) and the other Loan Agreements and their related documents are unaffected hereby and remain in full force and effect.

         2. SAME TERMS. All terms used herein which are defined in the Credit Agreement shall have the same meanings when used herein, unless the context hereof otherwise requires or provides. In addition, all references in the Credit Agreement and in the Loan Documents (as defined in the Credit Agreement) to the "Agreement" shall mean the Credit Agreement as amended by the First Amendment, the Second Amendment, the Extension Agreement, the Third Amendment and this Fourth Amendment to Revolving Credit Agreement ("FOURTH AMENDMENT") and as the same shall hereafter be amended from time to time.

         3. AMENDMENTS TO CREDIT AGREEMENT. Effective as of the date above, the following changes shall be made to the Credit Agreement:

                  a. The definition of "Expiration Date" in the Appendix of the Credit Agreement as previously amended pursuant to the terms of the Third Amendment is hereby deleted and the following paragraph containing the new definition of "Expiration Date" in the Appendix of the Credit Agreement is substituted in verbatim therefor:

                           "Expiration Date" means May 17, 1999, or any other
                  date on which the Commitment terminates pursuant to the terms hereof.

                  b. In Section 2.4(a)(i), the reference to the Margin for Base Rate Tranches which is 1.00% pursuant to the terms of the Third Amendment, shall hereafter be .25% per annum and, therefore, Section 2.4(a)(i) shall now read in verbatim as follows:

                           "(i) For Base Rate Tranches, a rate equal to the sum
                  of Base Rate plus appropriate percentage determined as follows:

                                    Period                     Margin
                                    ------                     ------
                                    Daily                      .25%"

                  c. In Section 2.4(a)(ii), the reference to the Margin for LIBOR Tranches which is 2.75% pursuant to the terms of the Third Amendment, shall hereafter be 2.00% per annum and, therefore, Section 2.4(a)(ii) shall now read in verbatim as follows:

                           "(ii) for LIBOR Tranches, a rate equal to the sum of
                  the LIBOR Rate plus the appropriate percentage determined as follows:

                                    Period                    Margin
                                    ------                    ------
                           30, 60, 90 & 180 days              2.00%"


FOURTH AMENDMENT TO REVOLVING CREDIT AGREEMENT, PAGE 3

                  d. In Section 2.4(a)(iii), the reference to the Margin for Federal Funds Tranches which is 2.75% pursuant to the Third Amendment, shall hereafter be 2.00% per annum and, therefore, Section 2.4(a)(iii) shall now read in verbatim as follows:

                           "for Federal Funds Tranches, a rate equal to the sum
                  of the Federal Funds Rate plus the appropriate percentage determined as follows:

                                    Period                             Margin
                                    ------                             ------
                           For any period which ends           2.00%"
                           no later than the last Business
                           Day occurring before the
                           Expiration Date

                  e. Section 6.12, MANAGEMENT CHANGE, is hereby deleted in all respects.

                  f. New Section 7.6, Interest Coverage, shall be added to include the new Interest Coverage Ratio and, therefore, the new Section 7.6 shall now read in verbatim as follows:

                           "7.6 INTEREST COVERAGE RATIO. The ratio of EBITDA to
                  Interest Expense of Group and its Subsidiaries on a consolidated basis shall be no less than 1.85 to 1.0 on March 31, 1999 and on each June 30, September 30, December 31, and March 31 thereafter (separately, the "LAST DAY OF THE QUARTER") for the preceding twelve (12) month period ending on each such Last Day of the Quarter."

                  g. Exhibit 2.2B, Form of Restated Revolving Note, shall be wholly replaced by Exhibit 2.2C, Form of Renewal Revolving Note, which is attached hereto as Exhibit 2.2C and incorporated herein by reference.

         4. REPRESENTATIONS AND WARRANTIES OF LOAN PARTIES. As an inducement to Lender to enter into this Agreement, each Loan Party makes the following representations and warranties to Lender (which survive the execution and delivery of this Agreement):

                  a. Each Loan Party is in compliance in all material respects with all covenants contained in each of the Loan Agreements and the documents related thereto.

                  b. All representations and warranties of each Loan Party contained in the Loan Agreements are true and correct in all material respects on and as of this date.

                  c. No Event of Default exists under any of the Loan
Agreements.

                  d. No adverse change in condition (financial or otherwise) of Group or any of its Subsidiaries (as defined in the Credit Agreement) not previously disclosed to the Lender in



FOURTH AMENDMENT TO REVOLVING CREDIT AGREEMENT, PAGE 4 writing or any other event has occurred which creates a possibility of adversely affecting: (i) the condition (financial or otherwise) of Group or any of its Subsidiaries, or Group and its Subsidiaries taken as a whole; (ii) the validity or enforceability of any of the Loan Agreements or any documents related thereto; or (iii) the ability of Group, or any Subsidiary of Group, to meet and carry out their respective obligations under the Loan Agreements or any documents related thereto or to perform the transactions contemplated thereby.

                  e. All information that any Loan Party or any Subsidiary of a Loan Party has provided to Lender in connection herewith is true and accurate and no Loan Party nor any Subsidiary of a Loan Party has failed to disclose any information of a material nature regarding its financial condition.

                  f. Each of the Loan Parties has the full power, authority and legal right to execute, deliver, perform and observe the provisions of the Loan Agreements, this Agreement and any document executed pursuant to this Agreement, and to carry out the transactions contemplated hereby and thereby.

                  g. The execution, delivery and performance by each of the Loan Parties of its respective obligations under the Loan Agreements and the documents related thereto have been duly authorized by all necessary action, and does not and will not require any registration with, consent or approval of, or notice to, or any action by, any person. The Loan Agreements and the documents related thereto including this Agreement constitute the legal, valid and binding obligation of the Loan Parties and each of them enforceable against such party in accordance with their respective terms.

                  h. The execution and delivery of this Agreement, and the compliance with its terms as contemplated herein, will not result in a breach of any of the terms or conditions of, or result in the imposition of any lien, charge or encumbrance upon any of the collateral referred to in any Loan Agreement or any document related thereto (the "COLLATERAL") or constitute a default (with due notice or lapse of time or both) or result in an occurrence of any event of default for which any holder or holders of indebtedness for borrowed money may declare the same due and payable under any indenture, agreement, order, judgment or instrument under which any Loan Party is a party or by which any Loan Party or the Collateral may be bound or affected, and will not violate any provision of applicable law.

                  i. There are no suits, actions or proceedings (whether or not purportedly on behalf of Group or any Subsidiary of Group) pending, or to the knowledge of any Loan Party threatened, against or affecting any Loan Party or the Collateral at law or in equity, before or by any person which, if determined adversely to any Loan Party, would have a material adverse effect on the business or condition (financial or otherwise) of any Loan Party or the Collateral. No Loan Party is in violation of or in default with respect to any applicable laws or regulations which materially affect the operations or conditions (financial or otherwise) of any Loan Party or the Collateral, nor is it in violation of or in default with respect to any order, writ, injunction, demand or decree of any court or any person or in violation or in default in any material respect under any indenture, agreement or instrument, under which any Loan Party is a party or may be bound, other than as may exist under the Note.


FOURTH AMENDMENT TO REVOLVING CREDIT AGREEMENT, PAGE 5

                  j. No property, tangible or intangible, subject to any security interest, mortgage, deed of trust, pledge, lien, or encumbrance to Lender is subject to any other security interest, mortgage, deed of trust or encumbrance.

                  k. The Borrower is a corporation duly organized, validity existing and in good standing under the laws of the State of Texas and is authorized to transact business in all necessary jurisdictions.

         Each Loan Party, jointly and severally, agrees to indemnify and hold Lender harmless against any losses, claim, damage, liability or expense (including, without limitation, attorneys' fees) incurred as a result of any representation or warranty made by it herein proving to be untrue in any respect.

         5. RATIFICATION OF GUARANTY. Each of the Guarantors, ICMOSA, GISE and Agromark hereby recognizes, ratifies, approves and confirms the validity of the respective Guaranty Agreements and agrees that each of said Guaranty Agreements continues to secure the indebtedness evidenced by the Loan Agreements and the documents related thereto.

         6. REPRESENTATIONS AND WARRANTIES OF GUARANTORS. As an inducement to Lender to enter into this Agreement, each of the Guarantors, ICMOSA, GISE and Agromark make the following representations and warranties to Lender (which survive the execution and delivery of this Agreement):

                  a. No adverse change in condition (financial or otherwise) of any Guarantor or ICMOSA, GISE or Agromark not previously disclosed to the Lender in writing or any other event has occurred which creates the possibility of adversely affecting: (i) the condition (financial or otherwise) of any Guarantor, ICMOSA, GISE or Agromark; (ii) the validity or enforceability of any Guaranty; or (iii) the ability of any Guarantor, ICMOSA, GISE or Agromark to meet and carry out its respective obligations under any Guaranty Agreement.

                  b. Each of the Guarantors, ICMOSA, GISE and Agromark is in compliance in all material respects with all covenants contained in the Guaranty Agreements.

                  c. All representations and warranties of each of the Guarantors, ICMOSA, GISE, and Agromark contained in the Guaranty Agreements are true and correct in all material respects on and as of this date.

         7. NO RELEASE OF ANY LOAN PARTY. Nothing herein contained shall operate to release any Loan Party from liability to keep and perform all of the terms, conditions, obligations and agreements contained in the Credit Agreement or any of the other Loan Documents or any of the other Loan Agreements or the documents related thereto.


FOURTH AMENDMENT TO REVOLVING CREDIT AGREEMENT, PAGE 6

         8. NO RELEASE OF GUARANTORS. Nothing herein contained shall operate to release any of the Guarantors, ICMOSA, GISE or Agromark from liability to keep and perform all of the terms, conditions, obligations and agreements contained in each respective Guaranty Agreement.

         9. OBLIGATIONS UNAFFECTED. Except as otherwise specified herein, the terms and provisions hereof shall in no manner impair, limit, restrict or otherwise affect the obligations of the Loan Parties to Lender as evidenced by the Loan Agreements. As a material inducement to Lender to execute and deliver this Agreement, each of the Loan Parties acknowledges that there are no claims or offsets against, or defenses or counterclaims to, the terms or provisions of and the other obligations created or evidenced by the Credit Agreement or any other Loan Agreement or any document related thereto.

         10. NO WAIVER BY THIS AGREEMENT. Each of the parties hereto acknowledges that, except to the extent expressly set forth herein, the execution of this Agreement by Lender is not intended nor shall it be construed as: (a) an actual or implied waiver of any default under any Loan Agreement or any document related thereto; or (b) an actual or implied waiver of any condition or obligation imposed upon any of the parties hereto pursuant to the Loan Agreements or any document related thereto; (c) an actual or implied waiver of any condition or obligation imposed upon any of the Loan Parties; or (d) affecting any right or rights which Lender may now have or may have in the future under or in connection with the Loan Agreements or any document related thereto.

         11. CONDITIONS OF EFFECTIVENESS.

                  a. The Lender shall have received this Fourth Amendment executed by Borrower, each Guarantor, ICMOSA, GISE and Agromark.

                  b. The Lender shall have received the Renewal Revolving Note dated as of January 1, 1999 and executed by Borrower, such Renewal Revolving Note to be in renewal and extension of the unpaid principal balance of the Restated Revolving Note dated as of May 22, 1998.

                  c. Corporate resolutions of each of Borrower, Guarantor, ICMOSA, GISE and Agromark authorizing the execution, delivery and performance of this Fourth Amendment and satisfactory to Lender in form and content.

                  d. Incumbency Certificate to the satisfaction of Lender from Group containing specimen signatures of all officers of Group who are authorized to execute or attest to this Fourth Amendment or any of the other Loan Documents on behalf of Group executed by the President and by the Secretary of Group; such certification may be conclusively relied upon by Lender until Lender receives notice in writing from Group to the contrary and provides a substitute certificate conforming to the requirements specified by Lender.

                  e. Incumbency Certificate to the satisfaction of Lender from Foods containing specimen signatures of all officers of Foods who are authorized to execute or attest to this Fourth Amendment or any of the other Loan Documents on behalf of Foods executed by the President and


FOURTH AMENDMENT TO REVOLVING CREDIT AGREEMENT, PAGE 7 by the Secretary of Foods; such certification may be conclusively relied upon by Lender until Lender receives notice in writing from Foods to the contrary and provides a substitute certificate conforming to the requirements specified by Lender.

                  f. Incumbency Certificate to the satisfaction of Lender from International containing specimen signatures of all officers of International who are authorized to execute or attest to this Fourth Amendment or any of the other Loan Documents on behalf of International executed by the President and by the Secretary of International; such certification may be conclusively relied upon by Lender until Lender receives notice in writing from International to the contrary and provides a substitute certificate conforming to the requirements specified by Lender.

                  g. Incumbency Certificate to the satisfaction of Lender from Simply Fresh containing specimen signatures of all officers of Simply Fresh who are authorized to execute or attest to this Fourth Amendment or any of the other Loan Documents on behalf of Simply Fresh executed by the President and by the Secretary of Simply Fresh; such certification may be conclusively relied upon by Lender until Lender receives notice in writing from Simply Fresh to the contrary and provides a substitute certificate conforming to the requirements specified by Lender.

                  h. Incumbency Certificate to the satisfaction of Lender from GISE containing specimen signatures of all officers of GISE who are authorized to execute or attest to this Fourth Amendment or any of the other Loan Documents on behalf of GISE executed by the President and by the Secretary of GISE; such certification may be conclusively relied upon by Lender until Lender receives notice in writing from Gise to the contrary and provides a substitute certificate conforming to the requirements specified by Lender.

                  i. Incumbency Certificate to the satisfaction of Lender from ICMOSA containing specimen signatures of all officers of ICMOSA who are authorized to execute or attest to this Fourth Amendment or any of the other Loan Documents on behalf of ICMOSA executed by the President and by the Secretary of ICMOSA; such certification may be conclusively relied upon by Lender until Lender receives notice in writing from Icmosa to the contrary and provides a substitute certificate conforming to the requirements specified by Lender.

                  j. Incumbency Certificate to the satisfaction of Lender from Agromark containing specimen signatures of all officers of Agromark who are authorized to execute or attest to this Fourth Amendment or any of the other Loan Documents on behalf of Agromark executed by the President and by the Secretary of Agromark; such certification may be conclusively relied upon by Lender until Lender receives notice in writing from Agromark to the contrary and provides a substitute certificate conforming to the requirements specified by Lender.

                  k. All the conditions precedent set forth in Section 3.2, ADDITIONAL CONDITIONS, of the Credit Agreement shall be satisfied.

                  l. Payment of all costs and expenses of Lender (including the reasonable fees of Lender's counsel) in connection with the preparation of this Fourth Amendment and any other documents in connection therewith.


FOURTH AMENDMENT TO REVOLVING CREDIT AGREEMENT, PAGE 8

                  m. The Lender shall have received such other documents, opinions, certifications, consents, waivers, agreements and evidence as the Lender may reasonably request.

         12. EXPENSES, WAIVER FEE AND INDEMNITY. The parties hereto agree, whether or not the transactions herein contemplated shall become effective, to reimburse and hold Lender harmless against any liability for the payment of all out-of-pocket expenses arising in connection with the preparation, delivery, administration (including, without limitation, any modification of, or consent or waiver under, the Credit Agreement or any other Loan Agreement), amendment, interpretation or enforcement of this Agreement, including, without limitation, the reasonable fees and expenses of legal counsel for Lender. Further, each of the Loan Parties jointly and severally agree to indemnify Lender from and hold it harmless against any and all losses, liabilities, claims, damages and expenses incurred by Lender arising out of its entering into any of this Agreement, including without limitation, the fees and disbursements of counsel incurred in connection with any litigation or other proceeding arising out of or by reason of any of the aforesaid.

         13. CONFIRMATION OF CONTINUED EFFECTIVENESS OF LOAN AGREEMENTS. Each Loan Party hereby confirms and agrees that each of the Loan Agreements and each of the documents related thereto secures and shall continue to secure, in the same manner and to the same extent provided therein, the payment and performance of the obligations, as extended by this Agreement.

         14. SEVERABILITY OF PROVISIONS. In case any one or more of the provisions contained in this Agreement should be invalid, illegal, or unenforceable in any respect, the validity, legality, or enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

         15. SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and inure to the benefit of each of the Loan Parties and Lender and their respective heirs, administrators, successors and assigns; provided, however, that none of such entities may not transfer its rights under this Agreement to any other person without the prior written consent of Lender.

         16. CHOICE OF LAW. THIS AGREEMENT SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO ANY CONFLICTS OF LAWS PRINCIPLES.

         17. AMENDMENT AND WAIVER. No provision of this Agreement (including, without limitation, any of the documents that are attached hereto in the form of exhibits) may be amended, modified, supplemented, changed, waived, discharged or terminated unless each party hereto consents in writing.

         18. FURTHER ASSURANCES. Each of the Loan Parties shall from time to time execute and deliver all such other documents, instruments and assurances hereof and take all such other actions as may be necessary or reasonably required by Lender to carry into force and effect the purpose and intent of this Agreement.


FOURTH AMENDMENT TO REVOLVING CREDIT AGREEMENT, PAGE 9

         19. AGREEMENT CONTROLLING. In the event of a conflict between the terms and provisions of this Agreement and the terms and provisions of any of the Loan Agreements, the terms and provisions of the Loan Agreement shall control.

         20. ENTIRE AGREEMENT. This Agreement (including its recitals and exhibits) constitutes the entire agreement between the parties with respect to the subject matter hereof, and this Agreement (including its recitals and exhibits) supersedes all previous negotiations, discussions and agreements between the parties with respect to the waiver of defaults, and no parol evidence of any prior or other agreement with respect thereto shall be permitted to contradict or vary the terms hereof.

         21. COUNTERPART EXECUTION. This Agreement may be executed in any number of counterparts with the same effect as if all parties hereto had signed the same document. All such counterparts shall be construed together and shall constitute one instrument. In making proof hereof it shall only be necessary to produce one such counterpart.

         22. HEADINGS. The headings of the sections, paragraphs and subdivisions of this Agreement are for the convenience of reference only, and are not to be considered a part hereof and shall not limit or otherwise affect any of the terms hereof.

         23. NO ORAL AGREEMENTS. THIS AGREEMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES WITH RESPECT TO THE TRANSACTIONS THEREIN DESCRIBED AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective duly authorized officers on the dates of the notary certifications below to be effective as of the date first above written.

                                   BORROWER:

                                   UNIMARK FOODS, INC., a Texas corporation


                                   By:
                                      ----------------------------------------
                                   Name:
                                        --------------------------------------
                                   Title:
                                         -------------------------------------


FOURTH AMENDMENT TO REVOLVING CREDIT AGREEMENT, PAGE 10

                                   LENDER:

                                   COOPERATIEVE CENTRALE
                                   RAIFFEISEN-BOERENLEENBANK B.A., "RABOBANK
                                   NEDERLAND," NEW YORK BRANCH, a New York
                                   State licensed branch of a Netherlands
                                   Cooperative Banking Organization


                                   By:
                                      ----------------------------------------
                                        David Streeter, Vice President



                                   By:
                                      ----------------------------------------
                                   Name:
                                        --------------------------------------
                                   Title:
                                         -------------------------------------



                                   GUARANTORS:

                                   THE UNIMARK GROUP, INC.



                                   By:
                                      ----------------------------------------
                                   Name:
                                        --------------------------------------
                                   Title:
                                         -------------------------------------


                                   UNIMARK INTERNATIONAL, INC.



                                   By:
                                      ----------------------------------------
                                   Name:
                                        --------------------------------------
                                   Title:
                                         -------------------------------------



FOURTH AMENDMENT TO REVOLVING CREDIT AGREEMENT, PAGE 11

                                   SIMPLY FRESH FRUIT, INC.



                                   By:
                                      ----------------------------------------
                                   Name:
                                        --------------------------------------
                                   Title:
                                         -------------------------------------


                                   GRUPO INDUSTRIAL SANTA ENGRACIA, S.A.
                                   DE C.V., a Mexican corporation


                                   By:
                                      ----------------------------------------
                                   Name:
                                        --------------------------------------
                                   Title:
                                         -------------------------------------


                                   INDUSTRIAS CITRICOLAS DE
                                   MONTEMORELOS, S.A. DE C.V.,
                                   a Mexican corporation



                                   By:
                                      ----------------------------------------
                                   Name:
                                        --------------------------------------
                                   Title:
                                         -------------------------------------


                                   AGROMARK S.A. DE C.V., a Mexican corporation



                                   By:
                                      ----------------------------------------
                                   Name:
                                        --------------------------------------
                                   Title:
                                         -------------------------------------

FOURTH AMENDMENT TO REVOLVING CREDIT AGREEMENT, PAGE 12